UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which the transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 29, 2019

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to shares of Boeing stock that are registered in your name. The items of business and the recommendations of the Board of Directors are described in the 2019 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number
0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadline: April 28, 2019 at 10:59 p.m., Central Time

Annual Meeting

The Boeing Company 2019 Annual Meeting of Shareholders will be held April 29, 2019 at 9:00 a.m., Central Time at The Field Museum located at 1400 South Lake Shore Drive, Chicago, Illinois.

Annual Meeting Admission Policy: Advance Registration Required

If you plan to attend the Annual Meeting, you must obtain an admission ticket by registering no later than April 19, 2019. To register, click the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You must bring your admission ticket and a valid, government-issued photo identification in order to gain access to the Annual Meeting.

Annual Meeting Materials

Boeing’s 2019 Proxy Statement and 2018 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by e-mail, please send a blank e-mail with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message from your system.

Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 29, 2019

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to shares of Boeing stock that are registered in your name as well as interests in Boeing stock held through your participation in The Boeing Company Voluntary Investment Plan (the “VIP”). The items of business and the recommendations of the Board of Directors are described in the 2019 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number
0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadline: Wednesday, April 24, 2019 at 10:59 p.m., Central Time

Annual Meeting

The Boeing Company 2019 Annual Meeting of Shareholders will be held April 29, 2019 at 9:00 a.m., Central Time at The Field Museum located at 1400 South Lake Shore Drive, Chicago, Illinois.

Annual Meeting Admission Policy: Advance Registration Required

If you plan to attend the Annual Meeting, you must obtain an admission ticket by registering no later than April 19, 2019. To register, click the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You must bring your admission ticket and a valid, government-issued photo identification in order to gain access to the Annual Meeting.

Annual Meeting Materials

Boeing’s 2019 Proxy Statement and 2018 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by e-mail, please send a blank e-mail with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message from your system.

Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 29, 2019

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to interests in Boeing stock held through your participation in The Boeing Company Voluntary Investment Plan (the “VIP”). The items of business and the recommendations of the Board of Directors are described in the 2019 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number
0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadline: Wednesday, April 24, 2019 at 10:59 p.m., Central Time

Annual Meeting

The Boeing Company 2019 Annual Meeting of Shareholders will be held April 29, 2019 at 9:00 a.m., Central Time at The Field Museum located at 1400 South Lake Shore Drive, Chicago, Illinois.

Annual Meeting Admission Policy: Advance Registration Required

If you plan to attend the Annual Meeting, you must obtain an admission ticket by registering no later than April 19, 2019. To register, click the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You must bring your admission ticket and a valid, government-issued photo identification in order to gain access to the Annual Meeting.

Annual Meeting Materials

Boeing’s 2019 Proxy Statement and 2018 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by e-mail, please send a blank e-mail with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message from your system.